May 31, 2022

BNY Mellon Investment Funds IV, Inc.

-BNY Mellon Floating Rate Income Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supplements the information contained in the fund's Summary Prospectus and Prospectus:

Alcentra NY, LLC ("Alcentra") serves as the sub-adviser to BNY Mellon Floating Rate Income Fund (the "Fund"), pursuant to a sub-advisory agreement (the "Current Sub-Advisory Agreement") between BNY Mellon Investment Adviser, Inc. ("BNYM Investment Adviser"), the Fund's investment adviser, and Alcentra.  Alcentra is currently an indirect subsidiary of The Bank of New York Mellon Corporation ("BNY Mellon"), the parent company of BNYM Investment Adviser.

BNY Mellon has announced that it intends to sell all of its indirect equity interest in Alcentra (the “Transaction”) to Franklin Resources, Inc., a global investment management organization operating as Franklin Templeton ("Franklin Templeton"). Franklin Templeton, through its specialist investment managers, offers boutique specialization on a global scale, bringing extensive capabilities in fixed income, equity, alternatives, and multi-asset solutions. The Transaction is expected to be completed in the fourth quarter of 2022 (the "Closing Date"), subject to customary closing conditions, including regulatory approvals.

As a result of the Transaction, there will be a "change in control" of Alcentra, which will effect an assignment and automatic termination of the Current Sub-Advisory Agreement, pursuant to its terms and the applicable provisions of the Investment Company Act of 1940, as amended, as of the Closing Date.  Consequently, the Board for the Fund will be asked to approve a new sub-advisory agreement (the "New Sub-Advisory Agreement") between BNYM Investment Adviser and Alcentra, with respect to the Fund. Pursuant to the Fund's manager of managers order, shareholder approval of the New Sub-Advisory Agreement is not required.  With Board approval, the New Sub-Advisory Agreement will take effect on the Closing Date.

There will be no increase in the advisory fee payable by the Fund to BNYM Investment Adviser as a consequence of the Transaction and the sub-advisory fee payable by BNYM Investment Adviser to Alcentra under the New Sub-Advisory Agreement will be the same as that payable by BNYM Investment Adviser to Alcentra under the Current Sub-Advisory Agreement.  The New Sub-Advisory Agreement is substantially similar in material respects to the Current Sub-Advisory Agreement and the Fund's investment strategy, management policies and portfolio managers are currently not expected to change in connection with the implementation of the New Sub-Advisory Agreement.

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